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                       SUPPLEMENT DATED NOVEMBER 1, 1996
                                       TO
                    PORTFOLIO DIRECTOR 2 SEPARATE ACCOUNT A
                        FOR SERIES 2.1 - 2.11 PROSPECTUS
                               DATED JULY 1, 1996
                                      FOR
                        GEORGIA OPTIONAL RETIREMENT PLAN

The Prospectus is hereby amended by the addition of the following section under "VARIABLE ACCOUNT OPTIONS":

     RESTRICTIONS ON AVAILABILITY OF FUNDS

     Pursuant to the requirements of the Georgia Optional Retirement Plan, the following mutual funds are not available as investment vehicles for Portfolio Director 2: AGSPC Growth Fund, AGSPC Science & Technology Fund and Twentieth Century Ultra Investors Fund. You may consult directly with Twentieth Century about the availability of their Funds.

VA 9875 -- GAORP